                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

Filed by the Registrant [X]                [ ] Confidential, for Use of the
Filed by a Party other than the                Commission Only (as permitted by Rule
Registrant [ ]                                 14a-6(e)(2))
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      MULTI-LINK TELECOMMUNICATIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

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     (4) Date Filed:

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

                      MULTI-LINK TELECOMMUNICATIONS, INC.

                                                               February 16, 2000

To the Shareholders of Multi-Link Telecommunications, Inc.

     You are cordially invited to attend the Annual Meeting of Shareholders of MULTI-LINK TELECOMMUNICATIONS, INC., to be held on March 22, 2000, at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

     On behalf of your Board of Directors and employees, thank you for your continued support of MULTI-LINK TELECOMMUNICATIONS, INC.

                                            Very truly yours,

                                            /s/ Nigel V. Alexander
                                            Nigel V. Alexander,
                                            Chief Executive Officer

                      MULTI-LINK TELECOMMUNICATIONS, INC.
                         4704 HARLAN STREET, SUITE 420
                             DENVER, COLORADO 80212

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2000

TO: The Shareholders of Multi-Link Telecommunications, Inc.:

     The Annual Meeting of Shareholders of Multi-Link Telecommunications, Inc. (the "Company") will be held on March 22, 2000 at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado.

     The items of business are:

     1. To elect two directors to hold office for a three-year term or until their successors are elected;

     2. To approve the Amended and Restated Stock Option Plan;

     3. To approve an amendment to the Company's Restated Articles of Incorporation to provide that directors may be removed by the Company's shareholders with or without cause;

     4. To ratify the appointment of HEIN + ASSOCIATES LLP as independent auditors of the Company for the fiscal year ending September 30, 2000; and

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record as shown on the books of the Company at the close of business of February 15, 2000 will be entitled to vote at the meeting and any adjournment thereof.

     THIS NOTICE, THE PROXY STATEMENT AND THE ENCLOSED PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.

                                           /s/ Nigel V. Alexander
                                           Nigel V. Alexander,
                                            Secretary

February 16, 2000
Denver, Colorado

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                      MULTI-LINK TELECOMMUNICATIONS, INC.
                         4704 HARLAN STREET, SUITE 420
                             DENVER, COLORADO 80212

                         ------------------------------

                                PROXY STATEMENT

                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2000

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     This Proxy Statement is furnished to the record holders of shares of common stock of MULTI-LINK TELECOMMUNICATIONS, INC., a Colorado corporation (the "Company" or "MultiLink"), as of February 15, 2000, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on March 22, 2000, at 2:00 p.m. at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of revocation with the Secretary of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new Proxy with the Secretary of the Company. The revocation of a Proxy will not affect any vote taken prior to such revocation. This Proxy Statement is expected to be first mailed to shareholders on or about February 21, 2000.

     The Annual Meeting of Shareholders has been called for the purpose of (i) electing two directors for a three-year term, (ii) approving the Amended and Restated Stock Option Plan, (iii) amending the Company's Restated Articles of Incorporation to provide that directors may be removed by the Company's shareholders with or without cause, (iv) ratifying the appointment by the Board of Directors of HEIN + ASSOCIATES LLP as the Company's independent auditors, and
(v) transacting such other business as may properly come before the meeting or any adjournment thereof. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how a Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. If a shareholder does not direct how a Proxy is to be voted, it will be voted FOR electing management's nominees as members of the Company's Board of Directors, FOR approving the Amended and Restated Stock Option Plan, FOR amending the Articles of Incorporation, and FOR ratifying the appointment by the Board of Directors of HEIN + ASSOCIATES LLP as the Company's independent auditors.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on February 15, 2000, the record date for the Annual Meeting of Shareholders, there were 3,519,020 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted. A majority of the shares of common stock issued and outstanding must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Board of Directors recommends that the two nominees named below be elected to serve as directors of the Company. Directors are elected to serve a three-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the Annual Meeting of Shareholders in 2003, or until their successors have been duly elected and qualified. All nominees have consented to serve if elected, but if any nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Assuming a quorum is present, the two nominees receiving the highest number of votes cast will be elected as directors.

     THE BOARD RECOMMENDS A VOTE FOR ELECTING THE NOMINEES FOR DIRECTOR SET FORTH BELOW.

DIRECTORS AND EXECUTIVE OFFICERS

     The following table lists the names, ages and positions of the directors and executive officers of the Company as of the date hereof. The members of the Board of Directors are elected to serve three-year terms. All executive officers have been appointed to serve until their successors are elected and qualified. Additional information regarding the business experience, length of time served in each capacity and other matters relevant to each individual is set forth below the table.

     The following table sets forth certain information concerning our executive officers and directors:

NAME                                    AGE                  POSITION
----                                    ---                  --------
Nigel V. Alexander(1).................  38    Chief Executive Officer, Treasurer,
                                                Secretary and Director

Shawn B. Stickle(2)...................  34    President and Chief Operating Officer
                                              and Director

David J. Cutler.......................  44    Chief Financial Officer

Christina M. Neher....................  34    President, Hellyer Communications
                                                Services, Inc.

Keith R. Holder(3)....................  55    Director

R. Brad Stillahn(3)...................  47    Director

---------------

(1) Class II Director. Term ends in 2001.

(2) Class III Director. Term ends in 2002.

(3) Class I Directors. Nominees for reelection.

Messrs. Holder and Stillahn are members of the audit and compensation committees.

     The directors are elected for a three-year term, with approximately one-third of the board of directors standing for election each year. Each director holds office until the expiration of the director's term, until the director's successor has been duly elected and qualified or until the earlier of their resignation, removal or death. All of our officers devote full-time to our business and affairs.

     Nigel V. Alexander -- Chief Executive Officer, Secretary, Treasurer and Director. Mr. Alexander co-founded Multi-Link in 1996. Mr. Alexander has served since that time as a Managing Director and now as Chief Executive Officer with responsibility for financing and strategic planning. Since January of 1996, Mr. Alexander has been the sole owner of Octagon Strategies, Inc., a consultant to us. From September 1994 until founding Multi-Link, Mr. Alexander conducted research into the telecommunications industry to identify the business opportunity now being pursued by us. From April 1991 to September 1994, Mr. Alexander was an executive officer of SnowRunner, Inc. a company involved in the distribution of winter sports products. Mr. Alexander is an Associate of the British Chartered Institute of Bankers. He has over 15 years experience in merchant banking, mergers and acquisitions and corporate finance, including ten years as a merchant banker in London, England and Geneva, Switzerland with Henry Ansbacher & Co. and the Paribas Group.

     Shawn B. Stickle -- President, Chief Operating Officer and Director. Mr. Stickle co-founded Multi-Link in 1996. Mr. Stickle has served since that time as a Managing Director and now as our President and Chief Operating Officer with direct responsibility for all of Multi-Link's operations. From February 1995 until January 1996, Mr. Stickle was employed as Executive Vice President of Multi-Link Communications, Inc., a subsidiary of the Company (formerly known as Voice Services, Inc.). From 1987 to December 1994, Mr. Stickle was Sales and Marketing Manager for T.A. Pelsue Company, a manufacturer of telecommunications products. Mr. Stickle holds a bachelor's degree from the University of Colorado in marketing and is a certified ISO 9000 Quality Assurance Advisor.

     David J. Cutler -- Chief Financial Officer. Mr. Cutler joined us in March 1998 and has served as our Chief Financial Officer since that time. From March 1993 until joining us, Mr. Cutler was a self employed consultant providing accounting and financial advice to small and medium sized companies in the United Kingdom and the United States. Mr. Cutler has more than 20 years experience in international finance, accounting and business administration. He held senior positions with multi-national companies such as Reuters Group Plc and Schlumberger Ltd., and has served previously as a director for two British publicly traded companies -- Charterhall Plc and Reliant Group Plc. Mr. Cutler has a masters degree from St. Catherine's College in Cambridge, England and qualified as a British Chartered Accountant and as an Associate of the Institute of Taxation with Arthur Andersen & Co. in London. He was subsequently admitted as a Fellow of the UK Institute of Chartered Accountants. In early 1998, he passed the CPA examination in the United States and is now a member of the American Institute of Certified Public Accountants.

     Christina M. Neher -- President, Hellyer Communications Services, Inc. Ms. Neher joined Hellyer Communications, Inc. in 1989 and has served as Hellyer's Vice President of Operations since 1995. Ms. Neher was appointed President of Hellyer with responsibility for all of Hellyer's operations following its acquisition by us on November 17, 1999. From 1984 to 1988, Ms. Neher was employed by St. Mary's College and held the position of telecommunications coordinator. Ms. Neher holds an associates degree in business from Indiana Wesleyan University. Ms. Neher has 15 years experience in the telecommunications industry.

     Keith R. Holder -- Director. Mr. Holder became one of our directors in February 1999. Since January 1998, Mr. Holder has been the Chief Executive Officer of Recovery Specialists Inc., a regional environmental company. From March 1990 to January 1998, Mr. Holder was the founder, Chief Executive Officer and Director of Triumph Fuels Corporation, a gasoline refining, distribution and retailing company. Mr. Holder received his Bachelor of Science degree in Geology from the University of London in 1969.

     R. Brad Stillahn -- Director. Mr. Stillahn became one of our directors in February 1999. Since January 1991, Mr. Stillahn has been the owner, Chairman and Chief Executive Officer of West Tape & Label, Inc., a national custom label printer. From 1987 to 1991, Mr. Stillahn was the Director of Corporate Marketing for Menasha Corporation, a diversified holding company. Mr. Stillahn received his Masters of Business Administration from Washington University in 1976 and in 1974 received a Bachelor of Arts degree in Economics from the University of Missouri.

DIRECTOR COMPENSATION

     Our employee directors do not receive any compensation for their services as directors. Non-employee directors presently receive compensation of $250.00 per meeting and are entitled to reimbursement of travel and other expenses.

COMMITTEES OF THE BOARD OF DIRECTORS

     The board of directors maintains a compensation committee and an audit committee. The compensation committee is composed of Keith R. Holder and R. Brad Stillahn, both non-employee directors. The audit committee is composed of Keith
R. Holder and R. Brad Stillahn. The primary function of the compensation committee is to review and make recommendations to the board of directors with respect to the compensation, including bonuses, of our officers and to administer the grants under our stock option plan. The functions of the audit committee are to review the scope of the audit procedures employed by our independent auditors, to review with the independent auditors our accounting practices and policies and recommend to whom reports should be submitted within Multi-Link, to review with the independent auditors their final audit reports, to review with our internal and independent auditors Multi-Link's overall accounting and financial controls, to be available to the independent auditors during the year for consultation, to approve the audit fee charged by the independent auditors, to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports received, and representations from certain reporting persons, we believe that, during the last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were filed in compliance with all applicable filing requirements.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by us for services rendered during the fiscal years ended September 30, 1999, 1998 and 1997 to Nigel V. Alexander and Shawn B. Stickle. No executive officer of Multi-Link earned or was paid compensation of more than $100,000 for the year ended September 30, 1999.

     Multi-Link pays consulting fees to Octagon Strategies, Inc. for consulting services rendered by Nigel V. Alexander to Multi-Link. Octagon is a company wholly-owned by Nigel V. Alexander. All amounts reflected in the salary column in the following table paid to Mr. Alexander are consulting fees paid to Octagon for Mr. Alexander's benefit.

                                                                                  ANNUAL
                                                               FISCAL YEAR     COMPENSATION
                                                                  ENDED       ---------------
NAME AND PRINCIPAL POSITION                                   SEPTEMBER 30,   SALARY    BONUS
---------------------------                                   -------------   -------   -----
Nigel V. Alexander..........................................      1999        $45,551    --
  Chief Executive Officer, Secretary and Treasurer..........      1998         40,000    --
                                                                  1997         39,960    --
Shawn B. Stickle............................................      1999        $41,000    --
  President and Chief Operating Officer                           1998         36,000    --
                                                                  1997         36,000    --

     The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees such as group health insurance, long-term disability insurance, vacation and sick leave.

EMPLOYMENT AGREEMENTS

     Effective January 1, 1999, we entered into three-year agreements with Octagon and Shawn B. Stickle. The agreements require that Messrs. Alexander and Stickle devote their full business time to Multi-Link, may only be terminated by us for "cause" (as defined in the agreements) and may be terminated with or without cause by Octagon or Mr. Stickle. If the agreements are terminated by us without cause, Octagon and Mr. Stickle are entitled to receive lump sum payments equal to the greater of the compensation payable pursuant to the agreements for the remaining terms thereof or one year's annual payments. The agreements also contain confidentiality and non-compete provisions. The contracts provide for annual salary and consulting payments that are subject to periodic increases from time to time at the sole discretion of the compensation committee of the Board of Directors. Effective November 1, 1999 the compensation committee set Mr. Stickle's fiscal 2000 compensation at $81,000 and Octagon's fiscal 2000 consulting payments at $90,000. In addition, both are eligible to receive bonuses based upon our profitability and other factors determined and adjusted periodically by the compensation committee.

STOCK OPTION PLAN

     We adopted our stock option plan in 1997 pursuant to which an aggregate of 300,000 shares of common stock are reserved for issuance.

     The stock option plan provides for the granting of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and non-qualified stock options, reload options and stock appreciation rights. The stock option plan is currently administered by the compensation committee of the board of directors, which determines the terms and conditions of the options granted under the stock option plan, including the exercise price, the number of shares subject to a particular option and the exercisability thereof.

     The exercise price of all incentive stock options granted under the stock option plan must be at least equal to the fair market value of our common stock on the date of grant and must be 110% of fair market value when granted to a 10% or more stockholder. Under the stock option plan, the exercise price of all non-qualified stock options granted under the stock option plan may be less than the fair market value of the common stock on the date of grant. The term of all options granted under the stock option plan may not exceed ten years, except the term of incentive stock options granted to a director or a 10% or more stockholder may not exceed five years. The stock option plan may be amended or terminated by the board of directors, but no such action may impair the rights of a participant under a previously granted option.

     The stock option plan provides the board of directors or the compensation committee with the discretion to determine when options granted under the stock option plan shall become exercisable and the vesting period of such options.

     As of December 31, 1999, we had issued options to purchase 297,830 shares of common stock under our stock option plan. The options have exercise prices ranging from $0.02 per share to $6.63 per share. The options expire on various dates between January 14, 2007 and December 13, 2009. Of such issued options, 50,760 had been exercised and 18,440 has been cancelled as of December 31, 1999. Therefore, as of December 31, 1999, we had 228,630 options issued and outstanding and options to purchase 20,610 shares of common stock were available for issuance under our stock option plan.

     No options to purchase shares of common stock have been granted by Multi-Link to Nigel V. Alexander, Shawn B. Stickle or Octagon, and none of such persons owned any options to purchase common stock on December 31, 1999.

     No reload options or stock appreciation rights have been granted pursuant to the stock option plan.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding beneficial ownership of Multi-Link's common stock, as of December 31, 1999, by:

     - each person who is known by Multi-Link to own beneficially more than 5% of Multi-Link's outstanding common stock,

     - each of Multi-Link's named executive officers and directors, and

     - all executive officers and directors as a group.

     Shares of common stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire the shares of common stock within 60 days are treated as outstanding only when determining the amount and percentage of common stock owned by such individual. Except as noted below the table, each person has sole voting and investment power with respect to the shares of common stock shown. Unless otherwise shown, the address of each person is 4704 Harlan Street, Suite 420, Denver, Colorado 80212.

                                                              NUMBER OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                           SHARES     OUTSTANDING
------------------------------------                          ---------   -----------
Executive Officers and Directors:
Nigel V. Alexander..........................................    581,250      16.5%
Shawn B. Stickle............................................    581,250      16.5%
Keith R. Holder.............................................     26,640       0.8%
  107 Country Club Park Drive,
  Grand Junction, CO 81503
R. Brad Stillahn............................................          0         0%
  3845 Forest,
  Denver, CO 80207
All executive officers and directors as a group (6
  persons)..................................................  1,219,140      34.4%
Other Beneficial Owners:
Kennedy Capital Management..................................    278,128       7.9%
  10829 Olive Blvd.,
  St. Louis, MO 63141-7739

     In the foregoing table the common stock beneficially owned by:

     - Nigel V. Alexander and Shawn B. Stickle includes an aggregate of 200,000 shares of common stock held in escrow. As a condition to the initial public offering, Nigel V. Alexander and Shawn B. Stickle were each required to deposit 100,000 shares of common stock in an escrow account pursuant to an agreement with American Securities Transfer & Trust, Inc. and Schneider Securities, Inc. The common stock deposited in the escrow account will be subject to release on the earlier to occur of (a) Multi-Link achieving basic net income of at least $0.75 per share and the common stock having a bid price of at least $15.00 per share for the year ended and as of September 31, 2000, or (b) Multi-Link achieving basic net income of at least $1.25 per share and a bid price of at least $25.00 per share for the year ended and as of September 30, 2001, or (c) a property exchange, or sale of all or substantially all of the assets or stock of Multi-Link if any such transaction is approved by the holders of a majority of the outstanding shares of common stock (excluding the shares in escrow), and (d) May 14, 2006. For purposes of determining the release from escrow, net income will include the effects of any extraordinary items and will be based on basic net income per share and the audited financial statements of Multi-Link for the respective periods. The shares of common stock held in escrow are not transferable or assignable, although the holders may vote them. The earnings levels and per share prices set forth above were determined by negotiation between Multi-Link and Schneider Securities, Inc. and should not be construed to imply or predict any future earnings by Multi-Link or the market price of the common stock.

     - Keith R. Holder includes 26,640 shares beneficially owned by Harbour Settlement, a Jersey Channel Islands Trust established for the benefit of Mr. Holder's children, and does not include 10,000 shares underlying options that were granted to Mr. Holder personally, and which are not exercisable for the next 60 days.

     - R. Brad Stillahn does not include 10,000 shares underlying options that are not exercisable for the next 60 days.

                                  PROPOSAL TWO

             APPROVAL OF THE AMENDED AND RESTATED STOCK OPTION PLAN

     The Company's stock option plan currently provides that 300,000 shares of authorized but unissued shares of common stock can be issued pursuant to stock options granted thereunder. The plan provides that, in the event of stock splits, stock dividends, or certain other capital changes, there shall be an appropriate adjustment in the price of the shares subject to outstanding options and in the number of shares previously covered by options or subject to allotment in the future. At December 31, 1999, options to purchase 297,830 shares of common stock at an average price of $3.61 per share had been granted, options to purchase 50,760 shares of common stock at an average price of $0.49 had been exercised, options to purchase 18,440 shares of common stock at an average price of $2.48 per share had been canceled, options to purchase 228,630 shares of common stock at an average exercise price of $4.40 per share remained outstanding, and options to purchase 20,610 shares remained available to be granted. At that date, the outstanding options were held by 23 persons. On February 15, 2000, the market value per share of the common stock was $8.875 per share based on the closing price on the Nasdaq SmallCap Market.

     The board of directors has approved certain amendments to the plan as set forth in the form of Amended and Restated Stock Option Plan attached hereto as Exhibit A (the "Amended Plan"). The Amended Plan provides for two amendments that require approval of the shareholders. First, the Amended Plan will clarify that the benefits of the plan may be extended to consultants or other independent contractors of the Company or its subsidiaries, thus giving them a proprietary interest in the Company, and therefore, an additional incentive to promote its success. Second, the Amended Plan will provide for an increase in the number of shares of common stock available for issuance pursuant to the plan by 500,000 shares, subject to future adjustment as provided in the plan. Management has recommended this increase so that it can continue to reward officers, directors, employees and consultants of the Company or its subsidiaries having substantial responsibilities with the opportunity to acquire a proprietary interest in the Company as an additional incentive to promote its success and remain in its employ. In order to achieve these objectives, the board of directors has approved the Amended Plan and recommends that it be submitted to the shareholders of the Company for approval.

     Adoption of the Amended Plan requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the Annual Meeting of Shareholders.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE AMENDED AND RESTATED STOCK OPTION PLAN.

                                 PROPOSAL THREE

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                       RESTATED ARTICLES OF INCORPORATION

     The board of directors has adopted and proposes that the shareholders of the Company approve an amendment to the Company's Restated Articles of Incorporation to provide that directors of the Company may be removed with or without cause by the affirmative vote of not less than two-thirds of the shares entitled to vote in the election of directors. The proposed amendment is set forth in Exhibit B hereto.

     The Company's Restated Articles of Incorporation currently provide that directors may only be removed for cause by the affirmative vote of holders of not less than two-thirds of the shares entitled to vote in the election of directors.

     As a condition to the registration by the California Department of Corporations of the Company's initial public offering, the Board of Directors agreed to submit this proposal to the shareholders of Company. Nigel V. Alexander, the Company's Chief Executive Officer, Treasurer, Secretary and Director, and Shawn B. Stickle, the Company's President, Chief Operating Officer and Director, have agreed with the California Department of Corporations to vote all of their shares of common stock in favor of this proposal.

     The amendment, if approved, will have the effect of allowing holders of two-thirds or more of the outstanding shares of the Company's common stock to remove a director from the board of directors with or without cause.

     Adoption of the proposed amendment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the Annual Meeting of Shareholders.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THIS AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.

                                 PROPOSAL FOUR

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The board of directors has appointed HEIN + ASSOCIATES LLP as the Company's independent auditors for the fiscal year ending September 30, 2000, and to perform other accounting services. Representatives of HEIN + ASSOCIATES LLP are expected to be present at the Annual Meeting of Shareholders, with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions. The firm of Scheifley & Associates, PC acted as the Company's independent auditors for the fiscal year ended September 30, 1997. On December 16, 1998, the Company's Board of Directors retained HEIN + ASSOCIATES LLP as the Company's independent public accountants and replaced the Company's former auditors, Scheifley & Associates, PC. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements for the fiscal year ended September 30, 1997 or up through the time of replacement which, if not resolved to the former auditors' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. Prior to retaining HEIN + ASSOCIATES LLP, the Company had not consulted with HEIN + ASSOCIATES LLP regarding accounting principles.

     Ratification of the appointment requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented at the Annual Meeting of Shareholders.

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company to be presented at the next Annual Meeting of Shareholders must be received by the Company on or before October 24, 2000 to be included in the Company's proxy statement and proxy for that meeting. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next annual meeting and must continue to own such security entitling him or her to vote through that date on which the meeting is held. The proponent must own 1% or more of the outstanding shares, or $1,000 in market value, of the Company's common stock and must have owned such shares for one year in order to present a shareholder proposal to the Company.

                                 ANNUAL REPORT

     The Annual Report concerning the operations of the Company during the fiscal year ended September 30, 1999, including a copy of the Form 10-KSB for the year then ended, is being mailed to each shareholder of the Company with the Notice of Annual Meeting and this Proxy Statement. Additional copies of the Annual Report may be obtained upon written request to the Company, at 4704 Harlan Street, Suite 420, Denver, Colorado 80212.

                                OTHER PROPOSALS

     The board of directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.

                        COSTS AND METHOD OF SOLICITATION

     Solicitation of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on February 15, 2000. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, and the payment of charges incurred by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

     It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Nigel V. Alexander
                                            Nigel V. Alexander,
                                            Secretary

February 16, 2000

                                                                       EXHIBIT A

                      MULTI-LINK TELECOMMUNICATIONS, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN

                 (AMENDED AND RESTATED AS OF DECEMBER 13, 1999)

     On January 15, 1997, the shareholders of Multi-Link Telecommunications, Inc. (the "Company") approved the Company's Stock Option Plan (the "Original Plan"). The effective date of the Original Plan was January 15, 1997. The maximum number of shares of Common Stock authorized to be issued upon exercise of Stock Options (as defined below) granted under the Original Plan was 300,000. As of December 13, 1999, 279,390 shares of Common Stock were subject to outstanding Stock Options or had been issued upon exercise of Stock Options under the Original Plan. Stock Options granted prior to the effective date of this Amended and Restated Stock Option Plan shall be governed by the terms and provisions of the Original Plan.

     On March 22, 2000, the shareholders of the Company approved this Amended and Restated Stock Option Plan (the "Plan"), effective as of December 13, 1999, and the reservation of an additional 500,000 shares of Common Stock for issuance upon exercise of Stock Options granted under the Plan. The total number of shares of Common Stock that may be issued pursuant to Stock Options under the Plan is 800,000 (including shares reserved for issuance under the Original
Plan). Stock Options granted on or after December 13, 1999 shall be governed by the Plan.

1. PURPOSE.

     This Plan provides for the grant of Stock Options, Reload Options and Stock Appreciation Rights to Employees and Consultants of the Company, and such of its subsidiaries (as defined in Section 424(f) of the Code) as the Board of Directors of the Company (the "Board") shall from time to time designate ("Participating Subsidiaries"), in order to advance the interests of the Company and its Participating Subsidiaries, if any, through the motivation, attraction and retention of their respective Employees and Consultants.

2. INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS.

     The Stock Options granted under this Plan may be either (a) Incentive Stock Options ("ISOs") which are intended to be "incentive stock options" as that term is defined in Section 422 of the Code; or (b) Nonstatutory Stock Options ("NSOs") which are intended to be options that do not qualify as incentive stock options under Section 422 of the Code. ISOs may only be granted to individuals who are Employees, or who are Consultants that the Board determines are eligible to receive ISOs. All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of this Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such.

3. ADMINISTRATION.

3.1. Committee. With respect to grants of Stock Options, Reload Options and Stock Appreciation Rights to Employees and Consultants other than officers and directors of the Company or a Participating Subsidiary, this Plan shall be administered by a committee comprised of at least two members of the Board, unless the Board is comprised of only one director, in which case this Plan will be administered by the Board (the "Committee"). With respect to grants of Stock Options, Reload Options and Stock Appreciation Rights to Employees or Consultants who are officers or directors of the Company or a Participating Subsidiary, this Plan shall be administered by the Board, if each director is a Disinterested Person, or by a special committee of two or more Disinterested Persons. Such special committee may be the Committee if all of the members thereof are Disinterested Persons, or a separate committee appointed by the Board comprised of at least two Disinterested Persons. The Committee or the Board, as the case may be, shall have full authority to administer this Plan, including, but not limited to, authority to interpret and construe any provision of this Plan and any Stock Option, Reload Option or Stock Appreciation Right granted hereunder, to adopt such rules and regulations for administering this Plan as it may deem necessary in order to comply with the requirements of this Plan or the Code or in order that Stock Options that are intended to be ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulations applicable thereto and to take the actions permitted hereunder. The Committee or the Board may delegate any of its responsibilities under this Plan, other than its responsibility to make grants of Stock Options, Reload Options and Stock Appreciation Rights, to determine whether the Stock Appreciation Rights, if any, payable to a Participant shall be paid in cash, in shares of Common Stock or a combination thereof, or to interpret and construe this Plan. If the Board is composed entirely of Disinterested Persons, the Board may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving. All references in this Plan to the "Committee" shall be deemed to refer to the Board whenever the Board is discharging the powers and responsibilities of the Committee, and to any special committee appointed by the Board to administer particular aspects of this Plan.

3.2. Actions of Committee. All actions taken and all interpretations and determinations made by the Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Committee shall, in addition to their rights as directors, be fully indemnified by the Company with respect to any such action, determination or interpretation.

4. DEFINITIONS.

 4.1. "Code." The Code means the Internal Revenue Code of 1986, as amended.

 4.2. "Common Stock." A share of Common Stock means a share of no par value common stock of the Company.

 4.3. "Consultant." A Consultant means any person who is (i) engaged by the Company or any Participating Subsidiary to render consulting or advisory services as an independent contractor (and not as an Employee) and is compensated for such services or (ii) a non-employee director of the Company or a Participating Subsidiary.

 4.4. "Disinterested Person." A Disinterested Person is a director of the Company who, during the shorter of (a) the one-year period prior to service as an administrator of this Plan, or (b) the period between the date on which capital stock of the Company is registered pursuant to
      Section 12 of the 1934 Act and the director's service as an administrator of this Plan, has not been granted or awarded equity securities pursuant to this Plan or any other plan of the Company or any of its affiliates except as may be permitted by Rule 16b-3(c)(2) promulgated under the 1934 Act or any successor to such rule.

 4.5. "Fair Market Value." The Fair Market Value of a share of Common Stock on any date shall be the closing bid price, as quoted by the National Association of Securities Dealers through NASDAQ (its automated system for reporting quotes), for the date in question.

 4.6. "Employee." Employee means an individual who performs services while in the employ of the Company or a Participating Subsidiary subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

 4.7. "1934 Act." The 1934 Act means the Securities and Exchange Act of 1934, as amended.

 4.8. "Option Agreement." An Option Agreement means a written agreement evidencing a Stock Option.

 4.9. "Option Price." An Option Price means the price which the Committee designates for the exercise of a Stock Option.

4.10. "Participant." A Participant means an Employee or Consultant to whom a Stock Option, Reload Option and/or Stock Appreciation Right is granted.

4.11. "Redemption Value." The Redemption Value of shares of Common Stock purchasable under a Stock Option means the amount, if any, by which the Fair Market Value of one share of Common Stock on the date on which the Stock Option is exercised exceeds the Option Price for such share.

4.12. "Reload Option." A Reload Option means a Stock Option granted under and subject to the terms of Section 8 of this Plan.

4.13. "Stock Appreciation Right." A Stock Appreciation Right means the right to receive payment, in shares of Common Stock, cash or a combination of shares of Common Stock and cash, of the Redemption Value of a specified number of shares of Common Stock then purchasable under a Stock Option.

4.14. "Stock Option." A Stock Option means the right granted under this Plan to a Employee or Consultant to purchase, at such time or times and at such Option Price as are determined by the Committee and specified in the Option Agreement, the number of shares of Common Stock determined by the Committee and specified in the Option Agreement.

5. ELIGIBILITY AND PARTICIPATION.

     Grants of Stock Options, Reload Options and Stock Appreciation Rights may be made to Employees and Consultants of the Company or any Participating Subsidiary, if any. Any director of the Company or of a Participating Subsidiary who is also an Employee or Consultant shall also be eligible to receive Stock Options, Reload Options and Stock Appreciation Rights. The Committee shall from time to time determine the Employees or Consultants to whom Stock Options shall be granted, the number of shares of Common Stock subject to the Stock Options to be granted to each such Employee or Consultant, the Option Price of such Stock Options, and the terms and provisions of such Stock Options, all as provided in this Plan. The Option Price of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted, but the Option Price of an NSO may be less than the Fair Market Value on the date the NSO is granted if the Committee so determines. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation of the Company, the Option Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by an Option Agreement containing such terms and provisions as the Committee may determine, subject to the provisions of this Plan.

6. SHARES OF COMMON STOCK SUBJECT TO THIS PLAN.

6.1. Maximum Number. The maximum aggregate number of shares of Common Stock that may be made subject to Stock Options granted under this Plan shall be 800,000 authorized but unissued shares (including shares allocated under the Original Plan). The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Common Stock subject to ISOs granted to a Participant which may first become exercisable in a particular calendar year may not exceed $100,000. If any shares of Common Stock subject to Stock Options are not purchased or otherwise paid for before such Stock Options expire, such shares may again be made subject to Stock Options.

6.2. Capital Changes. Subject to the provisions of Section 13 hereof, in the event any changes are made to the shares of Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), proportionate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Stock Options; (ii) the purchase price of shares of Common Stock theretofore made subject to Stock Options; and (iii) the aggregate number of shares of Common Stock which may be made subject to Stock Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

7. EXERCISE OF STOCK OPTIONS.

7.1. Time of Exercise. Subject to the provisions of this Plan, the Committee, in its discretion, shall determine the time when a StockOption, or a portion of a Stock Option, shall become exercisable, and the time when a Stock Option, or a portion of a Stock Option, shall expire. Such time or times shall be set forth in the Option Agreement evidencing such Stock Option. A Stock Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted. The Committee may accelerate the vesting of any Participant's Stock Option by giving written notice to the Participant. Upon receipt of such notice, the Participant and the Company shall amend the Option Agreement to reflect the new vesting schedule, if, however, the Option Agreement is not amended, the notice given by the Committee shall be deemed to amend the Option Agreement with respect to the vesting schedule. The acceleration of the exercise period of a Stock Option shall not affect the expiration date of that Stock Option. Any shares of Common Stock not purchased at the time a Stock Option first becomes exercisable shall remain purchasable at any time until the Stock Option expires.

7.2. Exercise of Stock Options. A Participant may elect to exercise Stock Options by delivering a written notice to the Company specifying the number of shares of Common Stock with respect to which he exercises such Stock Options and delivering payment of the Exercise Price of such Stock Options as provided in this Section 7.2. The Exercise Price shall become immediately due upon exercise of the Stock Options, and shall be payable in one of the alternatives specified below:

          (a) full payment in cash or check made payable to the Company's order;

          (b) with the prior consent of the Committee, full payment in shares of Common Stock valued at Fair Market Value on the exercise date;

          (c) with the prior consent of the Committee, full payment in a combination of shares of Common Stock valued at Fair Market Value on the exercise date, and cash or check made payable to the Company's order; or

          (d) full payment through a broker-dealer sale and remittance procedure pursuant to which the Participant shall provide concurrent irrevocable written instructions (i) to a Company-designated brokerage firm to effect the immediate sale of all or part of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company in connection with such sale, and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

7.3. Stock Appreciation Rights. The Committee, in its sole discretion, may permit a Participant to surrender all or part of an unexercised Stock Option under this Plan in exchange for a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the Stock Option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered Stock Option (or surrendered portion thereof), over (ii) the aggregate exercise price payable for such vested shares of Common Stock.

          (a) No such Stock Option surrender shall be effective unless it is approved by the Committee. If the surrender is so approved, then the distribution to which the Participant shall accordingly become entitled may be made in shares of Common Stock valued at Fair Market Value on the Stock Option surrender date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

          (b) If the surrender of a Stock Option is rejected by the Committee, then the Participant shall retain whatever rights the Participant had under the surrendered Stock Option (or surrendered portion thereof) on the Stock Option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice, or (ii) the last day on which the Stock Option is otherwise exercisable in accordance with the terms of the instrument evidencing such option.

7.4. Termination of Employment Before Exercise. If a Participant's employment with the Company or a Participating Subsidiary, if any, shall terminate by reason of the Participant's death or disability within the meaning of Section 22(e)(3) of the Code, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his employment for a period of twelve months (but in no event beyond ten years from the date of grant of the Stock Option), unless otherwise determined by the Committee. If a Participant's employment with the Company or a Participating Subsidiary, if any, shall terminate for any reason other than the Participant's death or disability, any Stock Options then held by the Participant, to the extent then exercisable under the applicable Option Agreement(s), shall remain exercisable after the termination of his or her employment for a period of three months, unless otherwise determined by the Committee. If the Stock Option is not exercised during the applicable period, it shall be deemed to have been forfeited and of no further force or effect.

7.5. Disposition of Forfeited Stock Options. Any shares of Common Stock subject to Stock Options forfeited by a Participant under this Plan shall not thereafter be eligible for purchase by the Participant, but may be made subject to Stock Options granted to other Participants.

8. RELOAD OPTIONS.

8.1. Authorization of Reload Options. Concurrently with the award of Stock Options to any Participant, the Committee may authorize Reload Options to purchase, for cash or shares of Common Stock, a number of shares of Common Stock. The number of Reload Options shall equal:

          (a) the number of shares of Common Stock used to exercise the underlying Stock Options; and

          (b) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options or Reload Options through the use of shares of Common Stock held by the Participant for at least twelve months. Notwithstanding the fact that the underlying Stock Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

8.2. Reload Option Amendment. Each Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options. Upon the exercise of an underlying Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Option Agreement.

8.3. Reload Option Price. The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective.

8.4. Term and Exercise. Each Reload Option shall be fully exercisable six months from the date the grant of the Reload Option becomes effective. The term of each Reload Option shall be equal to the remaining option term of the underlying Stock Option.

8.5. Termination of Employment. No additional Reload Options shall be granted to Participants when Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Participant's employment with the Company or a Participating Subsidiary.

8.6. Applicability of Stock Option Sections. Section 7 of this Plan shall apply equally to Reload Options. Section 7 of this Plan is incorporated by reference in this Section 8 as though fully set forth herein.

9. STOCK APPRECIATION RIGHTS.

9.1. Grant of Stock Appreciation Rights. The Committee may, from time to time, grant Stock Appreciation Rights to a Participant with respect to not more than the number of shares of Common Stock which are, or may become, purchasable under the Stock Options held by the Participant. The Committee may, in its sole discretion, specify the terms and conditions of such rights, including without limitation the time period or time periods during which such rights may be exercised and the date or dates upon which such rights shall expire and become void and unexercisable; provided, however, that in no event shall such rights expire and become void and unexercisable later than the time when the related Stock Option is exercised, expires or terminates. Each Option Agreement shall state whether the Committee has granted Stock Appreciation Rights and shall specify the terms and conditions of such rights, which shall be subject to all the provisions of this Plan.

9.2. Exercise of Stock Appreciation Rights. Subject to Section 9.3, and in lieu of purchasing shares of Common Stock upon the exercise of a Stock Option held by him, a Participant may elect to exercise the Stock Appreciation Rights, if any, he has been granted and receive payment of the Redemption Value of all, or any portion, of the number of shares of Common Stock subject to such Stock Option with respect to which he has been granted Stock Appreciation Rights; provided, however, that the Stock Appreciation Rights may be exercised only when the Fair Market Value of the shares of Common Stock subject to such Stock Option exceeds the exercise price of the Stock Option. A Participant shall exercise Stock Appreciation Rights by delivering a written notice to the Committee specifying the number of shares of Common Stock with respect to which he exercises Stock Appreciation Rights and agreeing to surrender the right to purchase an equivalent number of shares of Common Stock subject to his Stock Option. If a Participant exercises Stock Appreciation Rights, payment of his Stock Appreciation Rights shall be made in accordance with Section 4 on or before the 90th day after the date of exercise of the Stock Appreciation Rights.

9.3. Form of Payment. If a Participant elects to exercise Stock Appreciation Rights, as provided in Section 9.2, the Committee may, in its absolute discretion, elect to pay any part or all of the Redemption Value of the shares with respect to which the Participant has exercised Stock Appreciation Rights in: (i) cash; (ii) shares of Common Stock; or (iii) any combination of cash and shares of Common Stock. The Committee's election pursuant to this Section 9.3 shall be made by giving written notice to the Participant within 90 days after the date of exercise of the Stock Appreciation Rights, which notice shall specify the portion which the Committee elects to pay in cash, shares of Common Stock or a combination thereof. In the event any portion is to be paid in shares of Common Stock, the number of shares of Common Stock to be delivered shall be determined by dividing the amount which the Committee elects to pay in shares of Common Stock by the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Rights. Any fractional share resulting from any such calculation shall be disregarded. The shares of Common Stock, together with any cash payable to the Participant, shall be delivered within the 90-day period required above.

10. NO CONTRACT OF EMPLOYMENT.

     Nothing in this Plan shall confer upon the Participant the right to continue in the employ of the Company, or any Participating Subsidiary, if any, nor shall it interfere in any way with the right of the Company, or any Participating Subsidiary, if any, to discharge the Participant at any time for any reason whatsoever, with or without cause. Nothing in this Section 10 shall affect any rights or obligations of the Company or any Participant under any written contract of employment.

11. NO RIGHTS AS A SHAREHOLDER.

     A Participant shall have no rights as a shareholder with respect to any shares of Common Stock subject to a Stock Option granted under this Plan. Except as provided in Section 6.2, no adjustments shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option, by reason of any dividend, distribution or other right granted to shareholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

12. ASSIGNABILITY.

     No Stock Option, Reload Option or Stock Appreciation Right awarded under this Plan, nor any other rights acquired by a Participant under this Plan, shall be assignable or transferable by a Participant, other than by will or applicable laws of intestate succession. During a Participant's lifetime, Stock Options may be exercised only by such Participant or the guardian or legal representative of the Participant. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the assignment or transfer of an NSO by a Participant, and the exercise thereof by a person other than such Participant, on such terms and conditions as the Committee in its sole discretion, may determine. Any such terms shall be determined at the time the NSO is granted, and shall be set forth in the Option Agreement. In the event of a Participant's death, the Stock Option or any Reload Option or Stock Appreciation Right may be exercised by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor or successors in interest determined under the Participant's will or under the applicable laws of intestate succession.

13. TERMINATION OF PLAN.

     In the event of dissolution or liquidation of the Company, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is the surviving corporation and the shareholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the issued and outstanding Common Stock immediately after such transaction, or upon any reorganization, merger or consolidation of the Company with one or more corporations where the Company is not the surviving corporation, or upon a sale of substantially all of the assets of the Company to another corporation or entity or upon the sale of Common Stock to another person or entity in one or a series of transactions with the result that such person or entity owns more than fifty percent (50%) of the issued and outstanding Common Stock immediately after such sale(s), the Plan and all Stock Options, Reload Options and Stock Appreciation Rights, if any, outstanding under the Plan shall terminate on the effective date of the transaction (or, in the event of a tender offer resulting in the sale of fifty percent (50%) or more of the then outstanding Common Stock (a "Tender Offer"), 30 days after the final expiration of the Tender Offer) unless prior to the effective date of the transaction the Board elects, in its sole discretion, to continue the Plan. In the event the Board does not elect to continue the Plan, however, any Stock Options, Reload Options and Stock Appreciation Rights theretofore granted and outstanding under the Plan shall become immediately exercisable in full at such time as the approval of the transaction by the Board, or the final expiration of any Tender Offer (notwithstanding any performance, vesting or other criteria contained therein), and shall remain exercisable until the effective date of such transaction or 30 days after the final expiration of the Tender Offer, whichever is applicable (unless the Stock Option, Reload Option or Stock Appreciation Right would otherwise expire by its own terms on an earlier date). The Company shall give each optionee written notice at least 30 days prior to the effective date of any termination of the Plan as a result of a transaction described above in order to permit the optionee to exercise his Stock Options and/or Reload Options and Stock Appreciation Rights, if any, prior to the effective date of termination. Unless the Board has elected to continue the Plan, any option not exercised by the effective date of a transaction described above shall terminate on such date.

14. WITHHOLDING TAXES.

     The Company or Participating Subsidiary, if any, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company or the Participating Subsidiary, if any, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Stock Option, Reload Option or Stock Appreciation Right, including, but not limited to, the withholding of all or any portion of any payment or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Stock Option, Reload Option or Stock Appreciation Right, until the Participant reimburses the Company or Participating Subsidiary, if any, for the amount the Company or Participating Subsidiary, if any, is required to withhold with respect to such taxes, or cancelling any portion of such award in an amount sufficient to reimburse itself for the amount it is required to so withhold.

15. AMENDMENT.

     The Board may from time to time alter, amend, suspend or discontinue this Plan, including, where applicable, any modifications or amendments as it shall deem advisable in order that ISOs will be classified as incentive stock options under the Code, or in order to conform to any regulation or to any change in any law or regulations applicable thereto; provided, however, that no such action shall adversely affect the rights and obligations with respect to Stock Options at any time outstanding under this Plan; and provided further, however, that no such action shall, without the approval of the holders of a majority of the outstanding Common Stock of the Company, (i) increase the maximum number of shares of the Common Stock that may be made subject to

Stock Options (unless necessary to effect the adjustments required by Section 6.2), (ii) materially increase the benefits accruing to Participants under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan.

16. APPLICATION OF SECTION 16.

     With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

17. REGISTRATION OF OPTIONED SHARES.

     The Stock Options shall not be exercisable unless the purchase of such optioned shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the "Act"), or unless, in the opinion of counsel to the Company, the proposed purchase of such optioned shares would be exempt from the registration requirements of the Act, and from the registration or qualification requirements of applicable state securities laws. The Company shall have no obligation to register any shares of Common Stock.

18. STOCK RESTRICTIONS.

     The Committee may provide that shares of Common Stock issuable upon the exercise of a Stock Option, Reload Option or Stock Appreciation Right, be subject to various restrictions, including restrictions which provide that the Company has a right to prohibit sales of such shares of Common Stock, a right of first refusal with respect to such shares of Common Stock or a right or obligation to repurchase all or a portion of such shares of Common Stock, which restrictions may survive a Participant's term of employment with the Company. The acceleration of time or times at which the Stock Option becomes exercisable may be conditioned upon the Participant's agreement to such restrictions.

19. NONEXCLUSIVITY OF THIS PLAN.

     Neither the adoption of this Plan by the Board nor the submission of this Plan to shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Participating Subsidiary, if any, has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

20. EFFECTIVE DATE.

     This Plan was adopted by the Board and became effective as of December 13, 1999, and was approved by the shareholders of the Company on March 22, 2000. No ISOs shall be granted under this Plan subsequent to 10 years after its original effective date, although NSOs may continue to be granted under this Plan after such 10 year period. ISOs outstanding subsequent to 10 years after the original effective date of this Plan shall continue to be governed by the provisions of this Plan.

                                                                       EXHIBIT B

                             ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                      MULTI-LINK TELECOMMUNICATIONS, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation ("Corporation") adopts the following Articles of Amendment to its Restated Articles of Incorporation:

     FIRST: The name of the Corporation is Multi-Link Telecommunications, Inc.

     SECOND: The third paragraph of Article VII of the Restated Articles of Incorporation, as previously amended, are amended to read as follows:

                                  ARTICLE VII

                               BOARD OF DIRECTORS

     The unanimous vote of the Board of Directors or the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast by the holders of shares entitled to vote in the election of directors is required to change the size of the Board of Directors. Directors may be removed for cause or without cause by the affirmative vote of holders of not less than two-thirds of the shares entitled to vote in the election of directors. The provision regarding the votes required to change the size of the Board of Directors and the provision regarding the votes required to remove a director for cause or without cause shall not be altered or repealed without the affirmative vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors.

     THIRD: These Articles of Amendment to the Restated Articles of Incorporation were proposed and recommended for shareholder approval by the Board of Directors of the Corporation pursuant resolutions approved by the Board of Directors of the Corporation on December 13, 1999. The Corporation has only one shareholder voting group and at an Annual Meeting of Shareholders held on March 22, 2000, the number of votes cast for the amendment set forth herein by such voting group was sufficient for approval of the amendment.

                                            MULTI-LINK TELECOMMUNICATIONS, INC.,
                                            a Colorado corporation

                                            By:
                                              ----------------------------------
                                              Nigel V. Alexander,
                                              Chief Executive Officer

Dated:             , 2000.

                      MULTI-LINK TELECOMMUNICATIONS, INC.

                  PROXY SOLICITED BY MANAGEMENT OF THE COMPANY

    The undersigned shareholder of Multi-Link Telecommunications, Inc., a Colorado corporation (the "Company"), hereby appoints Nigel V. Alexander or Shawn B. Stickle as nominee of the undersigned to attend, vote and act for and in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's offices at 4704 Harlan Street, Suite 420, Denver, Colorado, on March 22, 2000, at 2:00 p.m. (local time), and at every adjournment thereof, and the undersigned hereby revokes any former proxy given to attend and vote at the meeting.

    THE NOMINEE IS HEREBY INSTRUCTED TO VOTE AS FOLLOWS WITH RESPECT TO THE FOLLOWING MATTERS:

1. To elect Directors.

[ ] FOR                              [ ] WITHHELD                         [ ] FOR
    All Nominees as Directors            From All Nominees                    All Nominees Except the Following:
    Keith R. Holder and
    R. Brad Stillahn                                                          -------------------


2. To approve the Amended and Restated Stock Option Plan.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

3. To approve the Amendment to the Restated Articles of Incorporation.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. To ratify the appointment of HEIN +ASSOCIATES LLP as independent auditors of the Company.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

                (continued and to be signed on the reverse side)

THIS PROXY WILL BE VOTED FOR OR AGAINST OR WITHHELD OR ABSTAINED IN RESPECT OF THE MATTERS LISTED IN ACCORDANCE WITH THE CHOICE, IF ANY, INDICATED IN THE SPACE PROVIDED. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR SUCH MATTER. IF ANY AMENDMENTS OR VARIATIONS ARE TO BE VOTED ON, OR ANY FURTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED ACCORDING TO THE BEST JUDGMENT OF THE PERSON VOTING THE PROXY AT THE MEETING. THIS FORM SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

                                           Dated this   day of         , 2000.

                                           -------------------------------------
                                           Signature of Shareholder

                                           -------------------------------------
                                           (Please print name of Shareholder)

                                           1. Please date and sign (exactly as
                                              the shares represented by this
                                              Proxy are registered) and return
                                              promptly. Where the instrument is
                                              signed by a corporation, its
                                              corporate seal must be affixed and
                                              execution must be made by an
                                              officer or attorney thereof duly
                                              authorized. If no date is stated
                                              by the Shareholder, the Proxy is
                                              deemed to bear the date upon which
                                              it was mailed by the Company to
                                              the Shareholder.

                                           2. To be valid, this Proxy form, duly
                                              signed and dated, must arrive at
                                              the office of the Company's
                                              transfer agent, American
                                              Securities Transfer & Trust, Inc.,
                                              P.O. Box 1596, Denver, Colorado
                                              80201-1596 not less than
                                              forty-eight (48) hours (excluding
                                              Saturdays, Sundays and holidays)
                                              before the day of the Annual
                                              Meeting or any adjournment
                                              thereof.